The Hirtle Callaghan Trust
Supplement to Prospectus of November 1, 2007
The date of this Supplement is August 22, 2008
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The Short-Term Municipal Bond Portfolio (each a “Portfolio”): As described below, effective immediately certain individuals have been added as portfolio managers for each of the Portfolios. In addition, Seix Advisors, the Specialist Manager for The Fixed Income Opportunity Portfolio reorganized in November 2007 as Seix Investment Advisors LLC and began operating as a newly registered investment advisor on March 31, 2008. This reorganization did not result in any substantive change in the nature or quality of the services provided by Seix Advisors to clients or the Trust, the Seix Advisors personnel who deliver these services or the management of Seix Advisors.
Mr. Keith Bachman is a member of the portfolio management team with respect to The Fixed Income Portfolio. The following is added to the section of the Specialist Manager guide for Aberdeen Asset Management, Inc. (“Aberdeen”) found on page 57 of the Prospectus:
Mr. Bachman has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006 — 2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 19 years in the investment management industry.
Mr. Michael Rieger is a co-manager with respect to The Fixed Income Opportunity Portfolio. The following replaces the first two sentences of the first paragraph under the section of the Specialist Manager guide for Seix Advisors (“Seix”) found on page 62 of the Prospectus with respect to The Fixed Income Opportunity Portfolio:
Seix Investment Advisors LLC. (“Seix”), serves as the Specialist Manager of the Fixed Income Opportunity Portfolio. Seix, a newly formed wholly-owned subsidiary of RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.), (“RidgeWorth”) began operating as a separate SEC registered investment adviser in March 2008. Its predecessor, Seix Investment Advisors, Inc. was founded in 1992 and was independently-owned until 2004 when the firm joined RidgeWorth as the high grade, high yield investment management division. RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc.
The following replaces the third paragraph under the section of the Specialist Manager guide for Seix Advisors (“Seix”) found on page 63 of the Prospectus:
Day-to-day high yield investment decisions for the Portfolio are the responsibility of Michael McEachern, President of Seix and Head of the High Yield Group. Mr. McEachern has been Senior High Yield Portfolio Manager and Head of the High Yield Group at Seix and its predecessor firms since June 30, 1997. Before joining Seix, Mr. McEachern was a Vice President of Fixed Income at American General Corp. Michael Rieger, is responsible for managing the securitized assets exposure of the Portfolio. Mr. Rieger is a Managing Director and Senior Portfolio Manager and focuses primarily on securitized assets including asset backed securities, commercial mortgage backed securities and mortgage related securities. Before joining Seix in 2007, Mr. Rieger was a Managing Director at AIG Global Investments since 2005 and a Vice President from 2002 to 2005.
Mr. Matthew Buscone is a member of the portfolio management team with respect to The Short-Term Municipal Bond Portfolio. The following is added to the section of the Specialist Manager guide for Breckinridge Capital Advisors, Inc. (“Breckinridge”) found on page 58 of the Prospectus with respect to The Short-Term Municipal Bond Portfolio:
Mr. Buscone has been a Portfolio Manager since 2008 after having served as a trader at Breckinridge from 2002-2008. From 1992-2002 he was a Trader and Portfolio Manager for both taxable and tax-exempt portfolios at David L. Babson and Mellon Private Asset Management.
The Small Capitalization Equity Portfolio: On August 15, 2008 shareholders of The Small Capitalization Equity Portfolio (the “Portfolio”) approved a new Portfolio Management Agreement (the “Agreement”) between Geewax & Partners LLC (“Geewax”) and The Hirtle Callaghan Trust on behalf of the Portfolio. Geewax is the new entity formed as a result of the dissolution of Geewax, Terker & Company, who had acted as one of the Specialist Managers for the Portfolio since April 1,

1998. In order to ensure continuity of services to the Portfolio, Geewax had been providing services to the Portfolio pursuant to an Interim Portfolio Management Agreement approved by the Board of Trustees of the Trust at its June 10, 2008 meeting. The services provided under new Portfolio Management Agreement, the fees charges under the Agreement and the individuals who provide portfolio management services to the Portfolio have not changed as a result of the dissolution of the Partnership.
The International Equity Portfolio and The Small Capitalization Equity Portfolio: At a special meeting of the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”), held on February 29, 2008, the Board approved new forms of agreement between the Trust and certain of the Specialist Managers for The International Equity Portfolio and The Small Capitalization Equity Portfolio (each a “Portfolio”). New agreements were approved between the Trust and each of: Artisan Partners Limited Partnership and Capital Guardian Trust Company, with respect to The International Equity Portfolio; and FPA Portfolio Associates LLC, IronBridge Capital Management LLC and Sterling Johnston Capital Management, LP with respect to The Small Capitalization Equity Portfolio (each a “Specialist Manager”) (each a “New Agreement”). These Agreements were approved by shareholders on May 30, 2008 and replace the former performance-based fee arrangements for each of the Specialist Managers noted above with a more traditional asset-based fee arrangement.
The new fee arrangements could, under certain circumstances, decrease or increase the amount of the advisory fees that the respective Specialist Managers are entitled to receive, but in all cases the proposed new fees are lower than the maximum fee to which each respective Specialist Manager could be entitled under the former performance fee arrangements.
Effective July 1, 2008, the Prospectus is hereby updated as follows (all other information remains unchanged):
The following replaces the Annual Operating Expense section of the Prospectus for The Small Capitalization Equity Portfolio found on page 15 of the Prospectus:
     Annual Operating Expenses
     (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.62%
Other Expenses	0.08%
Acquired fund fees and expenses (b)	0.01%

Total Portfolio Operating Expenses	0.71%

(a)	The Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2007 of 26% to Frontier Capital Management Company, LLC, 19% to Geewax Terker & Co., 17% to Sterling Johnston, 23% to IronBridge, and 15% to Franklin. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and in the Statement of Additional Information.

(b)	In addition to the Portfolio’s direct expenses, the Portfolio indirectly bears a pro-rata share of the expenses of the underlying funds in which it invests. These acquired fund fees and expenses are not included in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of each Portfolio.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:
Supplement to Prospectus for The Hirtle Callaghan Trust

1 Year	$73
3 Years	$228
5 Years	$399
10 Years	$893
The following replaces the Annual Operating Expense section of the Prospectus for The International Equity Portfolio found on page 19 of the Prospectus:
     Annual Operating Expenses
     (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.45%
Other Expenses	0.15%

Total Portfolio Operating Expenses	0.60%

(a)	Figures shown reflect the allocation of assets re-stated to reflect the fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2007 of 34% to Artisan, 63% to CapGuardian, and 3% to Causeway Capital Management LLC. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750
The following replaces the third paragraph under the Artisan Partners Limited Partnership (“Artisan”) section of the Specialist Manager Guide:
For its services to the Portfolio, Artisan receives a fee, payable monthly, at an annual rate of 0.47% of the average daily net assets allocated to Artisan so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolio allocated to Artisan at the following annual rates: 0.80% on assets up to $50 million; 0.60% on assets from $50 million to $100 million; and 0.70% on assets in excess of $100 million. For purposes of computing Artisan’s fee, the term “Combined Assets” shall mean the sum of: (a) the net assets of The International Equity Portfolio of The Hirtle Callaghan Trust managed by Artisan; and (b) the net assets of The Institutional International Equity Portfolio of The Hirtle Callaghan Trust managed by Artisan.
The following replaces the second paragraph under the Capital Guardian Trust Company (“CapGuardian”) section of the Specialist Manager Guide:
For its services to the Portfolio, CapGuardian receives a fee, based on the average daily net asset value of that portion of the Portfolio’s assets (“CapGuardian Account”) managed by it, at an annual rate of 0.70%
Supplement to Prospectus for The Hirtle Callaghan Trust

for the first $25 million in such assets, 0.55% for the next $25 million in the CapGuardian Account, 0.425% for the next $200 million in the CapGuardian Account and 0.375% for assets in the CapGuardian Account exceeding $250 million. Certain fee discounts may apply based on the aggregated annual fees paid to CapGuardian by the Portfolio. When calculating the fees to be paid to CapGuardian by the Portfolio, the Portfolio assets allocated to CapGuardian are aggregated with certain other assets managed by CapGuardian to determine the fee rate that will apply.
The following replaces the second paragraph under the Franklin Portfolio Associates LLC (“FPA”) section of the Specialist Manager Guide:
For its services to the Portfolio, FPA receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. After June 30, 2010, this fee will increase to 0.40%.
The following replaces the first paragraph under the IronBridge Capital Management, LLC (“IronBridge”) section of the Specialist Manager Guide:
IronBridge Capital Management LP (“IronBridge”) serves as a Specialist Manager for The Small Capitalization Equity Portfolio. IronBridge, which was organized in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. For its services to the Portfolio, IronBridge receives a fee, based on the average daily net asset value of that portion of the Portfolio’s assets (“IronBridge Account”) managed by it, at an annual rate of 0.95%.
The following replaces the second paragraph under the Sterling Johnston Capital Management LP (“Sterling Johnston”) section of the Specialist Manager Guide:
For its services to the Portfolio, Sterling Johnston receives a fee, based on the average daily net asset value of that portion of the Portfolio’s assets (“Sterling Johnston Account”) managed by it, at an annual rate of 0.75%.
Prior to July 1, 2008, each of Artisan Partners Limited Partnership and Capital Guardian Trust Company, with respect to The International Equity Portfolio; and Franklin Portfolio Associates LLC, IronBridge Capital Management LLC and Sterling Johnston Capital Management, LP with respect to The Small Capitalization Equity Portfolio was compensated under a performance-based fee arrangement. The new asset-based fee arrangements were approved by the shareholders of The International Equity Portfolio and The Small Capitalization Equity Portfolio at a special meeting of the shareholders of each Portfolio held on May 30, 2008.
The Small Capitalization Equity Portfolio: Effective immediately, Mr. Oliver Buckley succeeds Mr. John Cone as the President and CEO of Franklin Portfolio Associates LLC (“Franklin”), a Specialist Manager for The Small Capitalization Equity Portfolio. The third paragraph under the Franklin section of the Specialist Manager Guide, on page 57 of the Prospectus, is hereby revised as follows (all other information remains unchanged):
Day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio that will be allocated to Franklin are the responsibility of Oliver Buckley, President and CEO, and Tony Garvin, Senior Vice President and Senior Portfolio Manager. Mr. Buckley has been with Franklin Portfolio Associates since 2000. Prior to joining Franklin, Mr. Buckley was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent 5 years at BARRA as the manager of Equity Consulting Services.
The Fixed Income II Portfolio. The following relates to the investment management professionals serving The Fixed Income II Portfolio and updates the information about BlackRock Financial Management, Inc. (“BlackRock”) on page 58 of The Specialist Manager Guide section of the prospectus:
The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Scott Amero, Vice Chairman of BlackRock since 2007 and a co-manager of the Portfolio since 2001, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BlackRock since 1999. Messrs. Marra and Phillips have been co-managers of the Portfolio since 2008. Mr. Amero is BlackRock’s Global Chief Investment Officer for Fixed
Supplement to Prospectus for The Hirtle Callaghan Trust

Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. He has been a Managing Director of BlackRock since 1990. Mr. Marra is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. Mr. Marra became part of the Portfolio Management Group in 1997 and joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Mr. Phillips is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.
The Small Capitalization Equity Portfolio. Effective November 30, 2007, the “Performance Fee Amendments” for Franklin Portfolio Associates LLC and IronBridge Capital Management LLC, as discussed on pages 60 and 61 of the Prospectus respectively, were implemented for The Small Capitalization Equity Portfolio. All other information in the Prospectus remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for The Hirtle Callaghan Trust